              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Preliminary Additional Materials
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6 (e) (2) )
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.149-11 ( c) or Section 240.14

     TCW/DW TERM TRUST 2002
     TCW/DW TERM TRUST 2003

     ---------------------------------------------
     (Name of Registrant as Specified in its Charter)

                 George Silfen
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement)

         Payment of Filing Fee (check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     Set forth the amount on which the filing fee is calculated and state how it was determined.

4)   Proposed maximum aggregate value of transaction:

5)   Fee previously paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                               PRELIMINARY PROXY

                            TCW/DW TERM TRUST 2002
                            TCW/DW TERM TRUST 2003

                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                            TO BE HELD JUNE 26, 2001

     Notice is hereby given that Special Meetings of Shareholders of TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003, (each, a "Trust" and collectively, the "Trusts"), unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts, will be held jointly (the "Meeting") in the Career Development Room, Two World Trade Center, New York, New York 10048, on June 26, 2001, at 11:00 a.m., New York City time, for the following purposes:

          1. For each Trust, to approve or disapprove a new Investment Advisory Agreement between the Trust and TCW Investment Management Company, a wholly-owned subsidiary of The TCW Group, Inc., in connection with the proposed acquisition of a controlling interest in The TCW Group, Inc. by Societe Generale Asset Management, S.A., a wholly-owned subsidiary of Societe Generale, S.A.; and

          2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Shareholders of record of each Trust as of the close of business on      ,
2001 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting with respect to either or both of the Trusts, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the concerned Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

                                                      BARRY FINK
                                                       Secretary

     , 2001
New York, New York

--------------------------------------------------------------------------------
                                   IMPORTANT

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
--------------------------------------------------------------------------------

THE BOARD OF TRUSTEES OF EACH TRUST RECOMMENDS THAT YOU CAST YOUR VOTE FOR APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

                             YOUR VOTE IS IMPORTANT

                                PRELIMINARY PROXY

                             TCW/DW TERM TRUST 2002
                             TCW/DW TERM TRUST 2003

                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048


                              --------------------
                             JOINT PROXY STATEMENT
                              --------------------


                      SPECIAL MEETINGS OF SHAREHOLDERS

                                 JUNE 26, 2001


     This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of TCW/DW Term Trust 2002 ("Term Trust 2002") and TCW/DW Term Trust 2003 ("Term Trust 2003") (each, a "Trust" and collectively, the "Trusts") for use at the Special Meetings of Shareholders of each Trust to be held jointly on June 26, 2001, and at any adjournments thereof (the "Meeting"). The first mailing of this Proxy Statement
is expected to be made on or about May   , 2001.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted in favor of the Proposal set forth in the attached Notice of Special Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trusts, execution and delivery of a later dated proxy to the Secretary of the Trusts (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

     The holders of shares ("Shareholders") of record of each Trust as of the
close of business on       , 2001, the record date for the determination of
Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for
a fractional share. On the Record Date, there were outstanding     shares of
beneficial interest of Term Trust 2002 and     shares of beneficial interest of
Term Trust 2003, all with $0.01 par value. [No person was known to own as much as 5% of the outstanding shares of either of the Trusts on that date.] The percentage ownership of shares of each Trust changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

     The costs of the Meeting, including the preparation and mailing of proxy materials and the solicitation of proxies, will be borne by TCW Investment Management Company ("TCW" or the "Investment Adviser").

     The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees and officers of the Trusts and officers and regular employees of certain affiliates of the Trusts, including Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"), Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services" or the "Manager"), Morgan Stanley DW Inc., or Morgan

Stanley Dean Witter Trust FSB ("MSDW Trust"), without special compensation. In
addition, each Trust may employ      as proxy solicitor, the cost of which is
expected to be approximately $    and will be borne by TCW.

     Shareholders whose shares are registered with MSDW Trust will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by touchtone telephone, Shareholders can call the toll-free number 1-800-690-6903. To vote by Internet, Shareholders can access the websites www.msdwt.com or www.proxyvote.com. Telephonic and Internet voting with MSDW Trust presently are not available to Shareholders whose shares are held in street name.

     In certain instances,        and MSDW Trust may call Shareholders to ask
if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Proposal other than to refer to the recommendations of the Boards. The Trusts have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number as set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to the solicitation of a telephonic vote
by       , additional expenses would include [$7.00] per telephone vote transacted, [$3.00] per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers all of which would be borne by TCW.


     (1) APPROVAL OR DISAPPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

BACKGROUND

     TCW serves as investment adviser of each Trust, pursuant to an investment advisory agreement with the Trust (each, a "Current Agreement" and collectively, the "Current Agreements"), and in that capacity provides investment advisory and certain other services to the Trusts. The Investment Adviser is a wholly-owned subsidiary of The TCW Group, Inc. ("TCW Group"). The approval of a new investment advisory agreement between the Trusts and the Investment Adviser (each, a "New Agreement" and collectively, the "New Agreements") is being sought in connection with the proposed acquisition of a controlling interest in TCW Group by Societe Generale Asset Management, S.A. ("SGAM") (the "Acquisition").

     TCW will undergo a "change in control" as a result of the consummation of the Acquisition, resulting in the assignment and, therefore, the automatic termination of, the Current Agreements with the Trusts. It is proposed that TCW continue to serve as investment adviser of each Trust following completion of the transaction. Therefore, in connection with the Acquisition and as required by the Investment Company Act of 1940, as amended (the "1940 Act"), Shareholders of each Trust are being asked to approve a New Agreement between the Trust and TCW which is substantially identical to the Trust's Current Agreement. The Board of each Trust recommends that the Trust's Shareholders approve the Trust's New Agreement, a form of which is attached as Appendix A.

THE ACQUISITION

     DESCRIPTION OF THE TRANSACTION. On April 11, 2001, TCW Group, certain stockholders of the TCW Group, Societe Generale, S.A. ("Societe Generale"), SGAM, and certain other parties entered into an Acquisition Agreement and Plan of Reorganization (the "Acquisition Agreement") pursuant to which SGAM will acquire a 70% interest in TCW Group over the next five years (the "Transaction"). As a result of this Transaction, Societe Generale will control TCW Group and TCW.

     The Acquisition Agreement provides for the acquisition of the 70% interest in TCW Group by SGAM with payment to be made in Societe Generale shares. Under the terms of the Acquisition Agreement, the Transaction will be completed in two main stages. In the first stage, SGAM will acquire a 51% ownership stake in TCW Group for Societe Generale shares valued at approximately $880,000,000. This amount is subject to upward or downward revision according to formulas in the Acquisition Agreement and the definitive accounting results of TCW Group for the years 2001 and 2002.

     In a second stage, between 2003 and 2006, SGAM has the right to acquire, and the shareholders of TCW Group have the right to put to SGAM, an additional 19% interest in TCW Group in four equal annual installments, again paid for with Societe Generale shares. The acquisitions in the second stage will be priced according to formulas in the Acquisition Agreement and the definitive accounting results of TCW Group for later periods. Generally, the pricing formulas in the Acquisition Agreement create an incentive for TCW Group to grow and increase its earnings. TCW Group will seek to accomplish this goal by retaining existing customers and increasing assets under management at TCW.

     The remaining 30% interest in TCW Group will be retained by its current shareholders and will be available for re-circulation to employees for incentive purposes as it is repurchased by Societe Generale over time. TCW and Societe Generale believe that this residual ownership creates an additional long-term incentive for growth, performance, and service to TCW clients.

     In addition to the benefit conferred on holders of shares of TCW Group, the Transaction has been designed to allow TCW Group and TCW to continue with significant autonomy, while providing support and other benefits from the Societe Generale group of companies (the "Societe Generale Group"), as discussed further below. Under the Acquisition Agreement, during the five years after the closing of the initial acquisition, Societe Generale has committed $25 million per year (up to a total of $100 million) to invest in new investment vehicles developed by TCW Group and approved by the new products committee.

     The Acquisition Agreement also provides for mechanisms to retain key employees of TCW Group and TCW. In addition to incentive price adjustments that would benefit shareholders of TCW Group, a stock option plan and a retention plan will be established by TCW Group for the purpose of retaining and incentivizing selected employees of TCW and TCW Group. This retention plan will be funded with $100,000,000 in cash or Societe Generale shares. Additionally, selected members of senior management will enter into employment contracts and non-competition and non-solicitation agreements with terms of four years or more.

     The Acquisition Agreement also contemplates that officers of both companies will sit on the other's board of directors. Mr. Robert A. Day, Chairman and CEO of TCW Group, will be nominated to become the first American to serve on the Societe Generale board. Philippe Citern, Chief Executive Officer of Societe Generale, and Philippe Collas, Chairman and CEO of SGAM, will sit on the board of directors of TCW Group. Further, Marc I. Stern, President of TCW Group, and Robert D. Beyer, President of Trust Company of the West, will sit on the board of directors of SGAM and will also join the executive committee of SGAM, along with William C. Sonneborn, Executive Vice President of TCW Group. Otherwise, it is intended that the TCW management structure remain unchanged.

     The Transaction is expected to be completed on or about July 1, 2001, although there is no assurance that the Transaction will be completed. Upon completion of the Acquisition, SGAM will hold a separate class of common stock of TCW Group that has additional voting rights giving SGAM approximately 80% of the total voting rights in TCW Group. Completion of the Transaction is subject to a number of conditions, including, among others, the receipt of certain regulatory approvals, effectiveness of certain employment agreements, and the absence of material adverse effects on the parties. If the Transaction is not completed for any reason, the Current Agreements will remain in effect.

     POST-TRANSACTION STRUCTURE AND OPERATIONS. Upon completion of the Transaction, TCW Group and its subsidiaries, including TCW, will be controlled by Societe Generale. Operationally, TCW expects to remain independent and to be the exclusive asset management platform of the Societe Generale Group in the United States. In this regard, TCW intends to coordinate its activities with SGAM. TCW Group and TCW will continue to operate in the United States under their existing names and from their current offices.

     DESCRIPTION OF SOCIETE GENERALE AND ITS AFFILIATES. Societe Generale, a publicly traded company founded in 1864 and based in Paris, France, is the lead company in the Societe Generale Group, which is one of Europe's leading banking groups. The Societe Generale Group maintains its focus on three primary business lines: retail banking; corporate and investment banking; and asset management and private banking. The Societe Generale Group currently has assets under management of more than $150 billion. After completion of the Transaction, it is estimated that TCW and the Societe Generale Group will have over $230 billion under management. Societe Generale's address is 29, boulevard Haussman, 75009, Paris, France.

     The Societe Generale Group includes over 69,000 staff members in 500 offices in 75 countries spread across five continents. As of December 31, 2000, Societe Generale's major shareholders, in addition to its group of employees and former employees, included the CGNU Group, plc (a UK insurance group holding 6.75% of the share capital and 7.73% of the voting rights), Banco Santander Central Hispano, S.A. (a Spanish banking group holding 5.93% of the share capital and 5.25% of the voting rights), and Meiji Life Insurance Company (a Japanese life insurance company holding 3.25% of the share capital and 5.76% of the voting rights). As of that same date, employees and former employees of the Societe Generale Group held, through an employee stock ownership program, 7.35% of the share capital of Societe Generale and 12.45% of the voting power.

     ANTICIPATED IMPACT OF THE TRANSACTION ON MANAGEMENT OF THE TRUSTS. TCW has represented to the Board of each Trust that TCW Group will remain intact and operationally autonomous, functioning as a stand-alone unit of the Societe Generale Group and the exclusive asset management platform in the United States. TCW has further represented that there is no intention to make any personnel changes affecting the management or the administration or TCW's relationship with the Trusts, including those responsible for TCW's regulatory compliance program. Further, although TCW's investment advisory agreements with the Trusts will terminate as a result of the Transaction, the New Agreements that are being proposed are virtually identical to those currently in effect. In particular, the investment advisory fees payable to TCW, the services to be provided by TCW, and TCW's obligations and duties under those agreements will remain unchanged. TCW will bear all the expenses of each Trust in preparing and mailing any necessary proxy materials or other Shareholder communications in connection with the Transaction, including the expenses of any necessary proxy solicitation services.


APPROVAL OF THE NEW AGREEMENTS

     In order to assure continuity of investment advisory services to each Trust after the Acquisition, the Board of each Trust met in person for the purpose of considering whether it would be in the best interests of each Trust and its Shareholders to enter into a New Agreement between the Trust and the Investment Adviser which would become effective upon the later of Shareholder approval of the New Agreement or consummation of the

Acquisition. At its meeting, and for the reasons discussed below (see "The Boards' Consideration"), the Board of each Trust, including all of the Trustees who are not "interested persons," as defined in the 1940 Act, of the Investment Adviser (as well as TCW Group, SGAM and Societe Generale), MSDW Advisors or of Morgan Stanley Dean Witter & Co. ("Morgan Stanley") (the "Independent Trustees"), unanimously approved the Trust's New Agreement and recommended its approval by the Trust's Shareholders.

     The terms of each New Agreement, including fees payable thereunder, are identical, in all material respects, to those of the corresponding Current Agreement, except for the dates of effectiveness and termination. The terms of the Current Agreements are described under "The Current Agreements" below. If approved by Shareholders, each New Agreement will continue in effect for an initial term expiring April 30, 2002. Each New Agreement will be continued in effect from year to year thereafter if each such continuance is approved by the Board or by a majority of the outstanding voting securities (as defined below) of the concerned Trust and, in either event, by the vote cast in person of a majority of the Independent Trustees.

     In the event that, due to adjournments of the Meeting, the Acquisition is consummated before Shareholders approve the New Agreements, the Board, including all of the Independent Trustees, has authorized interim contracts which have identical terms as the Current Agreements, except that the interim agreements also contain the terms required by Rule 15a-4 under the 1940 Act. These required terms include that the interim contracts may continue in effect for up to 150 days after the automatic termination of the Current Agreements and investment advisory fees would be held in an escrow account pending Shareholder approval. In the event that the Acquisition is not consummated, the Current Agreements will remain in effect.


REQUIRED VOTE

     Each New Agreement cannot be implemented unless approved at the Meeting, or any adjournment thereof, by a majority of the outstanding voting securities of the affected Trust. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Trust present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Trust, whichever is less. In the event that Shareholders of a Trust do not approve the applicable New Agreement by the required vote, the Board will take such action as it deems in the best interests of the affected Trust and its Shareholders which may include calling a special meeting of Shareholders to vote on another investment advisory agreement.


THE BOARDS' CONSIDERATION

     At a meeting of the Boards on April 26, 2001, the Trustees evaluated each of the New Agreements. Prior to and during the meeting, the Independent Trustees requested and received all information they deemed necessary to enable them to determine whether each of the New Agreements is in the best interests of each Trust and its Shareholders. They were assisted in their review and deliberations by independent legal counsel. In determining whether to approve the New Agreements, the Trustees assessed the implications of the Acquisition for the Investment Adviser and its ability to continue to provide services to the Trusts of the same scope and quality as are presently provided. In particular, the Trustees inquired as to the impact of the Acquisition on the Investment Adviser's personnel, management, facilities and financial capabilities, and received assurances in this regard from the TCW Group and the Investment Adviser that the Acquisition would not adversely affect the Investment Adviser's ability to fulfill its obligations under its respective agreements with the Trusts or to operate its business in a manner consistent with past practices. In addition, the Trustees considered the effects of the Investment Adviser and Societe Generale becoming affiliated persons of each other. Following the Acquisition, the 1940 Act will prohibit or impose certain conditions on the ability of the Trusts to engage in certain transactions with Societe Generale and its affiliates. In this connection, the

Investment Adviser represented to the Trustees that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Trusts.

     The Trustees also considered that each New Agreement is identical, in all material respects, to the corresponding Current Agreement.

     Based upon the Trustees' review and the evaluations of the materials they received, and after consideration of all factors deemed relevant to them, the Trustees of each Trust, including all of the Independent Trustees, determined that each of the New Agreements is in the best interests of the applicable Trust and its Shareholders. ACCORDINGLY, THE BOARD OF EACH TRUST, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, APPROVED EACH NEW AGREEMENT AND VOTED TO RECOMMEND ITS APPROVAL BY SHAREHOLDERS OF THAT TRUST.


THE CURRENT AGREEMENTS

     Each of the Current Agreements provides that the Investment Adviser shall obtain and evaluate such information and advice relating to the economy and securities and commodities markets as it deems necessary or useful to discharge its duties under the Current Agreement, and that it shall continuously supervise the management of the assets of the applicable Trust in a manner consistent with its investment objectives and policies. In addition, the Investment Adviser pays the compensation of all personnel, including officers of the Trust, who are its employees. The Investment Adviser has authority to place orders for the purchase and sale of portfolio securities on behalf of each Trust without prior approval of the Trustees. The Trustees review the investment portfolio at their regular meetings.

     In return for its services and the expenses the Investment Adviser assumes under the Current Agreements, the Trusts pay the Investment Adviser compensation which is computed weekly and payable monthly and which is determined by applying the following annual rates to the average weekly net assets of each Trust as set forth in the table below.




                                                                     NET ASSETS (IN MILLIONS)
                             INVESTMENT ADVISORY     LAST FISCAL           AS OF END OF
TRUST                              FEE RATE            YEAR END            FISCAL YEAR
-----                        -------------------     -----------     ------------------------
Term Trust 2002 .........           0.26%              9/30/00              $377.27
Term Trust 2003 .........           0.26%              3/31/01              $831.31

     Under the Current Agreements, each Trust is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Adviser or MSDW Services (the Manager), including, without limitation: charges and expenses of any registrar, custodian or depository appointed by each Trust for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by each Trust; brokers' commissions chargeable to each Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities or commodities issuance and transfer taxes, and corporate fees payable by each Trust to federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of each Trust; all costs and expenses in connection with registration and maintenance of registration of each Trust and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); fees and expenses incident to the listing of the Trusts' shares on any stock exchange; all expenses of Shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to Shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Trusts' Manager, Investment Adviser or any corporate affiliate of the Manager or Investment Adviser; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside service used for the pricing of each Trust's shares;

charges and expenses of legal counsel, including counsel to the Independent Trustees of the Trusts, and independent auditors in connection with any matter relating to each Trust (not including compensation or expenses of attorneys employed by the Investment Adviser); association dues; interest payable on each Trust's borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of each Trust which inure to the Trust's benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of each Trust's operations unless otherwise explicitly provided in the respective Current Agreements.


     The table below sets forth the dates each Current Agreement was first approved by the Board and last approved by the appropriate Shareholders:


                             DATE CURRENT AGREEMENT
                              WAS FIRST APPROVED BY
                             THE BOARD (INCLUDING A          DATE OF LAST
                                   MAJORITY OF          SHAREHOLDER APPROVAL OF
NAME OF FUND                  INDEPENDENT TRUSTEES)        CURRENT AGREEMENT
------------                 ----------------------     -----------------------
Term Trust 2002 .........     September 24, 1992          December 17, 1998
Term Trust 2003 .........      February 24, 1993           October 28, 1998

     After its respective initial term, each Current Agreement continues in effect from year to year thereafter, provided that each such continuance is approved by the vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of the applicable Trust or by the Trustees, and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval. Each Current Agreement whose initial term expired prior to the date of this Proxy Statement has been continued in effect from year to year by action of the Board, including the Independent Trustees. The most recent approval occurred at a meeting of the Board held on April 26, 2001.

     Each Current Agreement also provides that it may be terminated at any time by the Investment Adviser, the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Trust, in each instance without the payment of any penalty, on thirty days' notice, and provides for its automatic termination in the event of its assignment.


THE INVESTMENT ADVISER

     The Investment Adviser, TCW Investment Management Company, is a wholly-owned subsidiary of TCW Group, whose direct and indirect subsidiaries provide a variety of trust, investment management and investment advisory services. The Investment Adviser is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.


     TCW's directors and principal executive officers, their principal occupations and dates of service are shown below. The address of each director and officer is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

NAME
LENGTH OF SERVICE                              POSITIONS AND PRINCIPAL OCCUPATION
-----------------         ---------------------------------------------------------------------------
Alvin R. Albe, Jr.        TCW Investment Management Company--Director, President & Chief
1991 -- Present           Executive Officer; The TCW Group, Inc.--Executive Vice President; Trust
                          Company of the West--Director & Executive Vice President; TCW Asset
                          Management Company--Director & Executive Vice President; TCW
                          Convertible Securities Fund, Inc.--Senior Vice President; TCW Galileo
                          Funds, Inc.--Director & President

Michael E. Cahill         TCW Investment Management Company--Managing Director, General
1991 -- Present           Counsel & Secretary; The TCW Group, Inc.--Managing Director, General
                          Counsel and Secretary; Trust Company of the West--Managing Director,
                          General Counsel & Secretary; TCW Asset Management Company--Director,
                          Managing Director, General Counsel & Secretary; TCW Convertible Securities
                          Fund, Inc.--General Counsel & Assistant Secretary; TCW Galileo Funds,
                          Inc.--Senior Vice President, General Counsel & Assistant Secretary

David S. DeVito           TCW Investment Management Company--Managing Director, Chief Financial
1993 -- Present           Officer & Assistant Secretary; The TCW Group, Inc.--Managing Director,
                          Chief Financial Officer & Assistant Secretary; Trust Company of the West--
                          Managing Director, Chief Financial Officer & Assistant Secretary; TCW
                          Asset Management Company--Managing Director, Chief Financial Officer &
                          Assistant Secretary; Apex Mortgage Capital, Inc.--Controller

Thomas E. Larkin, Jr.     TCW Investment Management Company--Director and Vice Chairman; The
1997 -- Present           TCW Group, Inc.--Director & Vice Chairman; Trust Company of the West--
                          Director & Vice Chairman; TCW Asset Management Company--Director &
                          Vice Chairman; TCW Convertible Securities Fund, Inc.--Senior Vice
                          President; TCW Galileo Funds, Inc.--Director & Vice Chairman

Hilary G.D. Lord          TCW Investment Management Company--Managing Director, Chief
1987 -- Present           Compliance Officer & Assistant Secretary; The TCW Group, Inc.--Managing
                          Director, Chief Compliance Officer & Assistant Secretary; Trust Company of
                          the West--Managing Director, Chief Compliance Officer; TCW Asset
                          Management Company--Managing Director & Chief Compliance Officer;
                          TCW Convertible Securities Fund, Inc.--Senior Vice President & Assistant
                          Secretary; TCW Galileo Funds, Inc.--Assistant Secretary

William C. Sonneborn      TCW Investment Management Company--Executive Vice President &
1998 -- Present           Assistant Secretary; The TCW Group, Inc.--Executive Vice President &
                          Assistant Secretary; Trust Company of the West--Executive Vice President &
                          Assistant Secretary; TCW Asset Management Company--Executive Vice
                          President & Assistant Secretary

Marc I. Stern             TCW Investment Management Company--Director, Chairman; The TCW
1992 -- Present           Group, Inc.--Director, President; Trust Company of the West--Director &
                          Vice Chairman; TCW Asset Management Company--Vice Chairman &
                          President; Apex Mortgage Capital, Inc.--Director, Chairman of the Board;
                          TCW Galileo Funds, Inc.--Director, Chairman; Public Company Board
                          Member: Qualcomm, Incorporated

     Mr. Robert A. Day may be deemed to be a control person of the Investment Adviser by virtue of the aggregate ownership of Mr. Robert Day and his family of more than 25% of the outstanding voting stock of The TCW Group, Inc.


     The Investment Adviser serves in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. There are no other investment companies for which the Investment Adviser provides investment management or investment advisory services which have similar investment objectives to those of the Trusts.

THE MANAGER

     Morgan Stanley Dean Witter Services Company Inc. serves as the Trusts' Manager pursuant to a Management Agreement. MSDW Services which maintains its offices at Two World Trade Center, New York, NY 10048, is a wholly-owned subsidiary of MSDW Advisors. MSDW Advisors, a wholly-owned subsidiary of Morgan Stanley, also maintains its offices at Two World Trade Center, New York, NY 10048. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     The Trusts have retained the Manager to manage their business affairs, supervise their overall day-to-day operations (other than providing investment advice) and provide all administrative services. As Manager to the Trusts, MSDW Services receives from each Trust compensation which is computed weekly and payable monthly and which is determined by applying the annual rate of 0.39% to the weekly net assets of each Trust. For the fiscal year ended September 30, 2000 for Term Trust 2002 and March 31, 2001 for Term Trust 2003, the Trusts accrued to MSDW Services total compensation of $1,480,111 and $3,251,069, respectively.

     MSDW Advisors and MSDW Services serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors.


                             ADDITIONAL INFORMATION

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

     Four purported class action lawsuits have been filed in the Superior Court for the State of California, County of Orange, against some of the Trusts' Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Investment Adviser, the Manager and other defendants-- but not against the Trusts-- by certain Shareholders of the Trusts and other trusts for which the defendants act in similar capacities. These plaintiffs generally allege violations of state statutory and common law in connection with the marketing of the Trusts to customers of one of the underwriters. Damages, including punitive damages, are sought in an unspecified amount. On or about October 20, 1995, the plaintiffs filed an amended complaint consolidating these four actions. The defendants thereafter filed answers and affirmative defenses to the consolidated amended complaint. The defendants' answers deny all of the material allegations of the plaintiffs' complaint. In 1996, the plaintiffs voluntarily dismissed, without prejudice, their claims against two defendants who were Independent Trustees of the Trusts. In March 1997, all of the remaining defendants in the litigation filed motions for judgment on the pleadings, seeking dismissal of all of the claims asserted against them. The defendants' motions were fully briefed by all parties and were the subject of a hearing before the Court on

April 18, 1997. In July, 1997, the Court denied the motion for judgment on the pleadings. In August 1997, plaintiffs filed a motion for class certification. In their motion, the plaintiffs requested certification of a "nationwide" class of Trust purchasers. On June 1, 1998, the Court granted in part and denied in part the plaintiff's motion for class certification. The Court ruled that plaintiff's motion was "granted as to [a California] statewide class," but was "denied as to a nationwide class." On October 13, 1998, three separate class actions alleging similar claims on behalf of the residents of the states of Florida, New Jersey and New York were filed in the state courts of those states. The defendants removed the Florida action to federal court and the plaintiffs' motion to remand the action to state court was denied. Motions to dismiss were filed by the defendants in the Florida action on August 30, 1999, in the New Jersey action on July 26, 1999 and in the New York action on September 10, 1999. The New Jersey action was dismissed by the court with prejudice and no appeal was filed. The motion to dismiss the Florida action was denied on January 27, 2000 and the litigation remains pending. The Supreme Court of the State of New York dismissed the New York action with prejudice on April 25, 2000 and no appeal was filed.

     Certain of the defendants in these suits have asserted their right to indemnification from the Trusts.

     The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Trusts' financial statements for the effect, if any, of such matters.


                             SHAREHOLDER PROPOSALS

     As set forth in each Trust's previous proxy statement, proposals of the security holders intended to be presented at the next Annual Meeting of Shareholders of each respective Trust must have been received, no later than May 4, 2001 for Term Trust 2003 and must be received by no later than July 14, 2001 for Term Trust 2002, for inclusion in the proxy statement and proxy for each respective Trust's next Annual Meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.


                            REPORTS TO SHAREHOLDERS

     EACH TRUST'S MOST RECENT ANNUAL REPORT HAS BEEN SENT PREVIOUSLY TO SHAREHOLDERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING (800) 869-NEWS.


                                 OTHER BUSINESS

     The management of the Trusts knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.
                                          By Order of the Boards of Trustees


                                                    BARRY FINK
                                                     Secretary

                                                                      APPENDIX A


                     FORM OF INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made as of the      day of        , 2001, by and between
             , an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter called the "Fund"), and TCW Investment Management Company, a California corporation (hereinafter called the "Investment Adviser"):

     WHEREAS, The Fund intends to engage in business as a closed-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

     WHEREAS, The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"), and engages in the business of acting as investment adviser; and

     WHEREAS, The Fund desires to retain the Investment Adviser to render investment advisory services in the manner and on the terms and conditions hereinafter set forth; and

     WHEREAS, The Investment Adviser desires to be retained to perform services on said terms and conditions;

     NOW, THEREFORE, this Agreement


                              W I T N E S S E T H:

that in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Investment Adviser agree as follows:

     1. The Fund hereby retains the Investment Adviser to act as investment adviser of the Fund and, subject to the supervision of the Trustees of the Fund (the "Trustees"), to invest the Fund's assets as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Adviser shall obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder; shall continuously invest the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; shall determine the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Investment Adviser shall deem necessary or appropriate. The Investment Adviser shall also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request.

     2. The Investment Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Adviser shall be deemed to include persons employed or otherwise retained by the Investment Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Adviser may desire.

The Investment Adviser shall provide the Fund's manager with such records and information as may reasonably be required by the Fund's manager pursuant to its obligations under its management agreement with the Fund to maintain the Fund's books and records.

     3. The Fund will, from time to time, furnish or otherwise make available to the Investment Adviser such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Investment Adviser may reasonably require in order to discharge its duties and obligations hereunder.

     4. The Investment Adviser shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of its directors, officers and employees, if any, who are also Trustees or officers of the Fund.

     5. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund (except expenses borne by the Fund's manager pursuant to a management agreement with the Fund), including without limitation: fees pursuant to any management agreement into which the Fund may enter; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel and the costs and expenses of preparation, printing (including typesetting) and distributing prospectuses for such purposes); all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or the Fund's manager or any corporate affiliate of either of them; all expenses incident to the payment of any dividend or distribution program; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Adviser or the Fund's manager, and of independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; fees and expenses to the listing of the Fund's shares on any stock exchange; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

     6. For the services to be rendered by the Investment Adviser, the Fund shall pay to the Investment Adviser monthly compensation, calculated from the day of commencement of operations by the Fund, determined by applying the annual rate of 0.26% to the Fund's average weekly net assets. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued weekly and paid monthly by applying the annual rate to the average weekly net assets of the Fund determined as of the close of the last business day of each week. At the request of the Investment Adviser, compensation hereunder shall be calculated and accrued at more frequent intervals in a manner consistent with the calculation of fees on a weekly basis. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

     7. The Investment Adviser will use its best efforts in its investment of the Fund's assets, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Adviser shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors. The Adviser shall be indemnified by the Fund as an agent of the Fund in accordance with the terms of Section 4.8 of the Fund's By-Laws.

     8. Nothing contained in this Agreement shall prevent the Investment Adviser or any affiliated person of the Investment Adviser from acting as investment adviser or manager for any other person, firm or corporation (including any other investment company), whether or not the investment objectives or policies of any such other person, firm or corporation are similar to those of the Fund, and shall not in any way bind or restrict the Investment Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom the Investment Adviser or any such affiliated person may be acting. Nothing in this Agreement shall limit or restrict the right of any Trustee, officer or employee of the Investment Adviser to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

     9. This Agreement shall remain in effect until April 30, 2002 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund or by the Board of Trustees of the Fund; provided that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Adviser, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the Act and the rules thereunder) unless such automatic terminations shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Adviser may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

     10. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Investment Adviser shall be liable for failing to do so.

     11. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the Advisers Act or any rules, regulations or orders of the Securities and Exchange Commission, the latter shall control.

     12. The Fund acknowledges that Trust Company of the West, an affiliate of the Investment Adviser, owns its own name, initials and logo. The Fund agrees to change its name at the request of the Investment Adviser if this Agreement is terminated for any reason.

     13. The Declaration of Trust establishing TCW/DW Term Trust     , dated
      ,     , a copy of which, together with all amendments thereto (the
"Declaration"), is on file in the office of the Secretary
of the Commonwealth of Massachusetts, provides that the name TCW/DW Term Trust refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer,
employee or agent of TCW/DW Term Trust      shall be held to any personal
liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the
affairs of said TCW/DW Term Trust     , but the Trust Estate only shall be
liable.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                        TCW/DW TERM TRUST



                                        By:
                                          ------------------------------------
Attest:



-------------------------------------

                                        TCW INVESTMENT MANAGEMENT COMPANY



                                        By:
                                          ------------------------------------



                                        By:
                                          ------------------------------------
Attest:




-------------------------------------

                            TCW/DW TERM TRUST 2002

                                     PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Robert S. Giambrone, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of TCW/DW Term Trust 2002 on June 26, 2001, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Meeting
dated       , 2001 as follows:



                           (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD                   PLEASE MARK VOTES AS
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET            IN THE EXAMPLE USING [X]
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)         BLACK OR BLUE INK

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM


                                                  FOR       AGAINST     ABSTAIN
  Approval of Investment                          [ ]         [ ]         [ ]
  Advisory Agreement


Please make sure to sign and date this Proxy using black or blue ink.



Date
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Shareholder sign in the box above

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

   -   -    PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES    -   -



                             TCW/DW TERM TRUST 2002


--------------------------------------------------------------------------------
                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR
    12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

PRX 00128

                            TCW/DW TERM TRUST 2003

                                     PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Robert S. Giambrone, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of TCW/DW Term Trust 2003 on June 26, 2001, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Meeting
dated       , 2001 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD                   PLEASE MARK VOTES AS
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET            IN THE EXAMPLE USING [X]
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)         BLACK OR BLUE INK

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM


                                                  FOR      AGAINST     ABSTAIN
  Approval of Investment                          [ ]        [ ]         [ ]
  Advisory Agreement


Please make sure to sign and date this Proxy using black or blue ink.


Date
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        Shareholder sign in the box above

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

   -   -    PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES    -   -



                             TCW/DW TERM TRUST 2003


--------------------------------------------------------------------------------
                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR
    12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

PRX 00128

-------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER FUNDS
-------------------------------------------------------------------------------

     OFFERS TWO NEW WAYS TO VOTE YOUR PROXY
     24 HOURS A DAY, 7 DAYS A WEEK

     You can now vote your proxy in a matter of minutes with the ease and convenience of the Internet or the telephone. You may still vote by mail. But remember, if you are voting by Internet or telephone, do not mail the proxy.

     TO VOTE BY INTERNET:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Go to the "Proxy Voting" link on www.msdwt.com or to website www.proxyvote.com.
     3. Enter the 12-digit Control Number found on your Proxy Card.
     4. Follow the simple instructions.

     TO VOTE BY TELEPHONE:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Call toll-free 1-800-690-6903.
     3. Enter the 12-digit Control Number found on your Proxy Card.
     4. Follow the simple recorded instructions.

                                                  Your Proxy Vote is Important!
                                           Thank You for Submitting Your Proxy.

-------------------------------------------------------------------------------